UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6001
Oppenheimer Global Opportunities Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.

September 30, 2010

Oppenheimer

Global Opportunities Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Nektar Therapeutics	9.7%
Advanced Micro Devices, Inc.	5.8
Sotheby’s	3.9
ARM Holdings plc	2.9
Momenta Pharmaceuticals, Inc.	2.7
Cepheid, Inc.	2.7
Rambus, Inc.	2.6
ASOS plc	2.5
Autonomy Corp. plc	2.4
Electrocomponents plc	2.3
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings

United States	53.9%
United Kingdom	18.1
Japan	10.1
Germany	6.0
France	4.8
Switzerland	2.7
Denmark	1.4
Canada	0.8
Finland	0.7
Spain	0.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
6 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
7 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In the midst of the volatile market environment, Oppenheimer Global Opportunities Fund’s Class A shares (without sales charge) returned 14.59% for the 12 months ended September 30, 2010, outperforming its benchmark, the MSCI World Index (the “Index”), which returned 6.76% over the same period. The S&P 500 was up 10.18%. At the end of the reporting period, the Fund had significant overweights in information technology, health care and consumer discretionary. The sum of these three segments accounted for approximately 71% of the Fund’s net assets at period end.
     The Fund’s largest area of outperformance was information technology, which contributed almost 7% to the fiscal year’s return. The two biggest individual contributors in this sector were ARM Holdings plc (“ARM”) and Advanced Micro Devices, Inc. ARM is an intellectual property (IP) company that dominates the mobile phone/internet device market because of its strong power consumption characteristics. Power consumption is extremely important to mobile phone/device manufacturers. ARM is paid an up-front licensing fee for the use of its designs and a royalty on each chip that contains its IP. As mobile phones/internet devices get “smarter,” they will require more processor cores and volumes per phone will rise. Additionally, ARM’s royalty rates are so low (around 1% per core) that they have actually been able to raise the royalty rates on new contracts by 10%. The stock is expensive, but we believe that as a virtual monopolist in a fast growing field, ARM should be able to continue growing profits.
     Advanced Micro Devices, Inc. (“AMD”) has been a long-term Fund holding. It is the second largest global computer chip maker. The largest, Intel Corp., has a market cap that is more than 22 times AMD’s. We believe there is a substantial disconnect between market share and market cap for these two companies. AMD currently has an 18% market share in desktops, a 7% market share in notebook computers, and a 7% market share in servers. While we remain cautious of the vagaries of the economic cycle, we continue to believe AMD has a strong new product line-up which should allow it to grab share from Intel.
     The Fund’s health care investments over the fiscal year were a relative disappointment. As the Food and Drug Administration (FDA) has become less public in its opinions on drug filings and tougher on its approval criteria, the risk profile of biotech companies has increased. In the case of Arena Pharmaceuticals, Inc., which has a weight loss drug and Isis Pharmaceuticals, Inc., which has a drug to reduce cholesterol in people with
8 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

life-threateningly high levels, new side effects emerged that were not part of the initial filings. This compromised the ability of these drugs to be approved. Medivation, Inc. appeared in Phase 2 trials to be the only drug in history to ever improve the cognitive function of Alzheimer’s patients. Unfortunately, it was unable to repeat these amazing results in Phase 3 trials and the stock price fell. We exited our position in Arena Pharmaceuticals, Inc. and Medivation, Inc. by period end.
     Amidst a bad year in biotech, Nektar Therapeutics continued to be a value driver for the Fund and was the single highest contributor to Fund performance during the reporting period. Nektar is a biotech company that we believe could revolutionize the treatment of cancer patients and the lives of chronic pain sufferers via its patented small molecule pegylation technology. Pegylation increases the half-life and relative permeability of drugs. In the case of a chemotherapy drug, pegylation allows the doctor to give a small dose to the patient with at least equivalent cancer killing performance of a normal dose. By reducing the dosage, more healthy cells are spared. After a 63% rise in the first quarter of 2010 on the back of very positive data from its ovarian cancer trial, the stock saw heavy profit taking when the market headed lower. In the near term future, Nektar is expected to release details of its pegylated-irinotecan (a type of chemotherapy) in breast cancer at an upcoming breast cancer meeting, release top-line results for a Phase 2 of pegylated irinotecan in colorectal cancer and complete a partnership for pegylated-irinotecan.
     In the consumer segments, the Fund ended the reporting period overweight consumer discretionary and underweight consumer staples, highlighting our belief that despite a slow recovery in the U.S., global demand for goods and services is growing. One theme we favor is the global expansion of internet retailing. In the U.S., we own Amazon.com, Inc. We also own the Japanese equivalent Rakuten, Inc. and Mercadolibre, Inc., an Argentine E-Commerce business focused on Latin America.
     One of the Fund’s best performing online retailing companies during the reporting period was ASOS plc. It is an online-only fast fashion retailer targeting 16 to 34 year old women, a group that accounts for roughly 80% of the company’s revenue. The company’s website offers over 40,000 brand names as well as its own brand of products. The stock was up approximately 200% during the reporting period on the back of robust earnings momentum and expectations for strong growth over the next few years as the company expands internationally. It rolled out dedicated U.S. and European websites in September 2010. The U.S. is 70% larger than the U.K. market so by entering the U.S., ASOS is substantially expanding its potential customer base. The stated goal of management is to generate £1B in sales in 5 years. In its fiscal year, which ended March 2010, annual sales were £223M.
9 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
     The Fund continues to be underweight energy, materials and financials. We do not have a strong opinion about commodities prices, but we do believe that given the recent price movements, commodities are more likely to be fully valued than undervalued from a long-term perspective. For this reason, we have few commodity investments. Further, we remain relatively cautious about investing in financial companies that in many cases seem like “black boxes”. We have some exposure to more transparent asset management companies and will from time to time take positions in banks when material mispricing exists, but in general we are and expect to remain underweight.
     Despite a very volatile reporting period, we believe that superior long-term returns can be achieved by continuing to focus on our goal of generating above market returns in the good times and controlling risk in the downturns.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured from a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on February 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International, Inc. (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
 Class B Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
 Class N Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 2/1/01. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$995.70	$6.12
Class B	1,000.00	991.10	10.69
Class C	1,000.00	991.90	9.94
Class N	1,000.00	993.80	7.93
Class Y	1,000.00	997.20	4.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.95	6.19
Class B	1,000.00	1,014.39	10.81
Class C	1,000.00	1,015.14	10.05
Class N	1,000.00	1,017.15	8.02
Class Y	1,000.00	1,020.56	4.57
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.22%
Class B	2.13
Class C	1.98
Class N	1.58
Class Y	0.90
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS September 30, 2010

	Shares	Value

Common Stocks—96.8%
Consumer Discretionary—21.9%
Automobiles—1.3%
Bayerische Motoren Werke (BMW) AG	500,000	$35,056,030
Tesla Motors, Inc.[1]	11,360	230,154

		35,286,184

Distributors—0.4%
Li & Fung Ltd.	2,000,000	11,194,543
Diversified Consumer Services—3.9%
Sotheby’s	3,000,000	110,460,000
Hotels, Restaurants & Leisure—3.1%
DineEquity, Inc.[1]	200,000	8,996,000
InterContinental Hotels Group plc	2,000,000	35,816,959
JD Wetherspoon plc	6,000,000	41,396,211

		86,209,170

Household Durables—1.3%
iRobot Corp.[1,2]	2,000,000	37,140,000
Internet & Catalog Retail—5.4%
Amazon.com, Inc.[1]	100,000	15,706,000
ASOS plc[1,2]	4,000,000	71,318,609
Ocado Group plc[1]	5,882,691	12,115,065
Rakuten, Inc.	70,000	51,233,828

		150,373,502

Media—1.8%
Cinemark Holdings, Inc.	900,000	14,490,000
Regal Entertainment Group	900,000	11,808,000
Wiley (John) & Sons, Inc., Cl. A	600,000	24,516,000

		50,814,000

Specialty Retail—4.2%
CarMax, Inc.[1]	200,000	5,572,000
Fast Retailing Co. Ltd.	280,000	39,444,178
Hennes & Mauritz AB, Cl. B	200,000	7,242,947
Tiffany & Co.	200,000	9,398,000
Urban Outfitters, Inc.[1]	1,500,000	47,160,000
USS Co. Ltd.	100,000	7,462,865

		116,279,990

Textiles, Apparel & Luxury Goods—0.5%
Bijou Brigitte Modische Accessoires AG	100,000	14,143,741
Consumer Staples—4.4%
Beverages—0.8%
Asahi Breweries Ltd.	1,100,000	22,005,271
Food Products—2.5%
Nestle SA	900,000	47,946,878
Sara Lee Corp.	1,000,000	13,430,000
Thorntons plc[2]	6,874,640	9,935,387

		71,312,265

Household Products—1.1%
Procter & Gamble Co. (The)	400,000	23,988,000
PZ Cussons plc	1,255,995	7,241,041

		31,229,041

Energy—0.4%
Energy Equipment & Services—0.4%
Schlumberger Ltd.	200,000	12,322,000
Financials—5.4%
Capital Markets—1.3%
AllianceBernstein Holding LP	1,000,000	26,410,000
IP Group plc[1,2]	20,120,750	10,114,424

		36,524,424

Commercial Banks—1.7%
Banco Bilbao Vizcaya Argentaria SA	1,000,000	13,503,013
Credit Agricole SA	1,000,000	15,710,523
Lloyds Banking Group plc[1]	15,000,000	17,465,205

		46,678,741
19 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance—0.5%
Muenchener Rueckversicherungs- Gesellschaft AG	100,000	$13,838,373
Real Estate Investment Trusts—0.8%
Unibail-Rodamco	100,000	22,173,297
Real Estate Management & Development—1.1%
Mitsubishi Estate Co. Ltd.	2,000,000	32,534,739
Health Care—23.7%
Biotechnology—7.7%
Cepheid, Inc.[1,2]	4,000,000	74,840,000
Isis Pharmaceuticals, Inc.[1]	2,010,400	16,887,360
Momenta Pharmaceuticals, Inc.[1,2]	5,000,000	75,250,000
Rigel Pharmaceuticals, Inc.[1,2]	5,000,000	42,050,000
Telik, Inc.[1,2]	10,463,730	7,533,886

		216,561,246

Health Care Equipment & Supplies—1.9%
Carl Zeiss Meditec AG	2,000,000	31,436,595
Intuitive Surgical, Inc.[1]	70,000	19,861,800
Vermillion, Inc.[1]	88,709	489,674
Vermillion, Inc., Legend Shares[1]	173,740	767,236

		52,555,305

Life Sciences Tools & Services—3.1%
Bruker Corp.[1]	1,500,000	21,045,000
Illumina, Inc.[1]	500,000	24,600,000
Luminex Corp.[1]	1,200,000	19,200,000
MorphoSys AG1	1,000,000	22,602,721

		87,447,721

Pharmaceuticals—11.0%
GlaxoSmithKline plc	400,000	7,882,748
Nektar Therapeutics[1,2]	18,469,454	272,793,836
Roche Holding AG	200,000	27,313,896

		307,990,480

Industrials—8.3%
Commercial Services & Supplies—1.0%
Secom Co. Ltd.	600,000	27,096,310
Construction & Engineering—0.5%
Bilfinger Berger AG	200,000	13,864,275
Electrical Equipment—3.7%
American Superconductor Corp.[1]	1,000,000	31,100,000
Mitsubishi Electric Corp.	2,800,000	24,082,415
Nexans SA	400,000	29,097,254
Vacon OYJ	400,000	19,112,795

		103,392,464

Machinery—2.7%
Invensys plc	6,000,000	28,134,720
Kurita Water Industries Ltd.	800,000	22,204,121
NGK Insulators Ltd.	1,500,000	24,922,137

		75,260,978

Professional Services—0.4%
Intertek Group plc	400,000	11,498,948
Information Technology—25.7%
Computers & Peripherals—3.5%
Apple, Inc.[1]	200,000	56,750,000
Gemalto NV	500,000	20,520,353
Wincor Nixdorf AG	300,000	19,628,786

		96,899,139

Electronic Equipment & Instruments—2.3%
Electrocomponents plc	17,000,000	64,840,240
Internet Software & Services—0.8%
Gree, Inc.	500,000	8,085,846
Kakaku.com, Inc.	1,000	5,791,806
Mercadolibre, Inc.[1]	100,000	7,218,000

		21,095,652

IT Services—0.7%
Cap Gemini SA	200,000	10,033,536
Logica plc	5,000,000	9,959,471

		19,993,007
20 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Semiconductors & Semiconductor
Equipment—13.9%
Advanced Micro Devices, Inc.[1]	23,000,000	$163,530,000
Aixtron AG	600,000	18,035,826
ARM Holdings plc	13,000,000	81,035,287
Cree, Inc.[1]	1,000,000	54,290,000
Rambus, Inc.[1]	3,500,000	72,940,000

		389,831,113

Software—4.5%
Autonomy Corp. plc[1]	2,400,000	68,352,760
Blackboard, Inc.[1]	300,000	10,812,000
Dassault Systemes SA	100,000	7,356,109
Micro Focus International plc	300,000	1,797,889
Parametric Technology Corp.[1]	1,000,000	19,540,000
Trend Micro, Inc.	600,000	17,903,690

		125,762,448

Materials—3.4%
Chemicals—1.5%
Croda International plc	63,561	1,479,742
Novozymes AS, B Shares	300,000	38,166,752
Victrex plc	27,500	551,227

		40,197,721

Metals & Mining—1.9%
Franco-Nevada Corp.	700,000	22,022,548
Molycorp, Inc.[1]	600,000	16,974,000
Royal Gold, Inc.	300,000	14,952,000

		53,948,548

Utilities—3.6%
Electric Utilities—1.7%
American Electric Power Co., Inc.	800,000	28,984,000
Pepco Holdings, Inc.	1,000,000	18,600,000

		47,584,000

Multi-Utilities—1.9%
National Grid plc	2,800,000	23,751,924
Suez Environnement SA	1,600,000	29,555,307

		53,307,231

Total Common Stocks (Cost $2,406,019,282)		2,709,646,107

Investment Company—2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[2,3] (Cost $79,494,290)	79,494,290	79,494,290
Total Investments, at Value (Cost $2,485,513,572)	99.7%	2,789,140,397
Other Assets Net of Liabilities	0.3	9,432,668

Net Assets	100.0%	$2,798,573,065

21 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

Advanced Micro Devices, Inc.[a]	40,090,000	—	17,090,000	23,000,000
Arena Pharmaceuticals, Inc.	6,000,000	1,000,000	7,000,000	—
ASOS plc	—	4,000,000	—	4,000,000
Cepheid, Inc.	4,000,000	—	—	4,000,000
IP Group plc	23,570,750	550,000	4,000,000	20,120,750
iRobot Corp.	2,500,000	—	500,000	2,000,000
Momenta Pharmaceuticals, Inc.	—	5,000,000	—	5,000,000
Nektar Therapeutics	18,469,454	—	—	18,469,454
Oppenheimer Institutional
Money Market Fund, Cl. E	140,258,681	1,342,969,853	1,403,734,244	79,494,290
Rigel Pharmaceuticals, Inc.	3,500,000	1,500,000	—	5,000,000
Sotheby’sa	3,000,000	500,000	500,000	3,000,000
Telik, Inc.	10,463,730	—	—	10,463,730
Thorntons plc	6,874,640	—	—	6,874,640

				Realized
	Value		Income	Gain (Loss)

Advanced Micro Devices, Inc.[a]	$—	[b]	$—	$52,259,735
Arena Pharmaceuticals, Inc.	—		—	(21,732,621)
ASOS plc	71,318,609		—	—
Cepheid, Inc.	74,840,000		—	—
IP Group plc	10,114,424		—	(6,266,048)
iRobot Corp.	37,140,000		—	(181,260)
Momenta Pharmaceuticals, Inc.	75,250,000		—	—
Nektar Therapeutics	272,793,836		—	—
Oppenheimer Institutional
Money Market Fund, Cl. E	79,494,290		444,592	—
Rigel Pharmaceuticals, Inc.	42,050,000		—	—
Sotheby’sa	—	[b]	625,000	3,371,917
Telik, Inc.	7,533,886		—	—
Thorntons plc	9,935,387		748,418	—

	$680,470,432		$1,818,010	$27,451,723

a.	No longer an affiliate as of September 30, 2010.

b.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

3.	Rate shown is the 7-day yield as of September 30, 2010.
22 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$564,889,628	$47,011,502	$—	$611,901,130
Consumer Staples	124,546,577	—	—	124,546,577
Energy	12,322,000	—	—	12,322,000
Financials	136,039,051	15,710,523	—	151,749,574
Health Care	663,787,516	767,236	—	664,554,752
Industrials	231,112,975	—	—	231,112,975
Information Technology	629,300,466	89,121,133	—	718,421,599
Materials	94,146,269	—	—	94,146,269
Utilities	100,891,231	—	—	100,891,231
Investment Company	79,494,290	—	—	79,494,290

Total Investments, at Value	2,636,530,003	152,610,394	—	2,789,140,397
Other Financial Instruments:
Foreign currency exchange contracts	—	44,755	—	44,755

Total Assets	$2,636,530,003	$152,655,149	$—	$2,789,185,152

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(109,021)	$—	$(109,021)

Total Liabilities	$—	$(109,021)	$—	$(109,021)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
23 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,504,911,236	53.9%
United Kingdom	504,687,857	18.1
Japan	282,767,206	10.1
Germany	168,606,347	6.0
France	134,446,379	4.8
Switzerland	75,260,774	2.7
Denmark	38,166,752	1.4
Canada	22,022,548	0.8
Finland	19,112,795	0.7
Spain	13,503,013	0.5
Bermuda	11,194,543	0.4
Sweden	7,242,947	0.3
Argentina	7,218,000	0.3

Total	$2,789,140,397	100.0%

Foreign Currency Exchange Contracts as of September 30, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Date	Value	Appreciation	Depreciation

Brown Brothers Harriman
Euro (EUR)	Buy	2,359	EUR	10/4/10	$3,215,258	$777	$—
JP Morgan Chase:
British Pound Sterling (GBP)	Buy	3,857	GBP	10/1/10	6,059,170	—	35,862
British Pound Sterling (GBP)	Sell	372	GBP	10/1/10	584,628	3,460	—

						3,460	35,862

RBS Greenwich Capital:
British Pound Sterling (GBP)	Buy	274	GBP	10/4/10	429,861	—	2,249
British Pound Sterling (GBP)	Sell	174	GBP	10/4/10	273,477	1,431	—

						1,431	2,249

UBS Investment Bank:
Euro (EUR)	Buy	6,055	EUR	10/1/10	8,254,586	39,087	—
Euro (EUR)	Sell	10,985	EUR	10/1/10	14,975,177	—	70,910

						39,087	70,910

Total unrealized appreciation and depreciation						$44,755	$109,021

See accompanying Notes to Financial Statements.
24 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,656,556,733)	$2,108,669,965
Affiliated companies (cost $828,956,839)	680,470,432

2,789,140,397
Cash—foreign currencies (cost $6,368,406)	6,368,406
Unrealized appreciation on foreign currency exchange contracts	44,755
Receivables and other assets:
Investments sold	38,113,872
Closed foreign currency contracts	32,181,282
Dividends	3,735,954
Shares of beneficial interest sold	2,899,617
Other	288,985

Total assets	2,872,773,268

Liabilities
Bank overdraft	718,672
Unrealized depreciation on foreign currency exchange contracts	109,021
Payables and other liabilities:
Investments purchased	54,076,822
Foreign capital gains tax	8,251,583
Shares of beneficial interest redeemed	7,843,764
Distribution and service plan fees	1,596,795
Trustees’ compensation	715,783
Transfer and shareholder servicing agent fees	566,463
Shareholder communications	242,132
Other	79,168

Total liabilities	74,200,203

Net Assets	$2,798,573,065

Composition of Net Assets
Par value of shares of beneficial interest	$101,783
Additional paid-in capital	3,258,879,976
Accumulated net investment income	21,507,961
Accumulated net realized loss on investments and foreign currency transactions	(777,425,428)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	295,508,773

Net Assets	$2,798,573,065

25 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,006,626,137 and 71,761,464 shares of beneficial interest outstanding)	$27.96
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $156,850,215 and 6,095,330 shares of beneficial interest outstanding)	$25.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $385,526,100 and 14,953,441 shares of beneficial interest outstanding)	$25.78

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $93,901,073 and 3,453,124 shares of beneficial interest outstanding)	$27.19

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $155,669,540 and 5,519,895 shares of beneficial interest outstanding)	$28.20
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,325,168)	$28,735,389
Affiliated companies (net of foreign withholding taxes of $83,158)	1,818,010
Interest	339,814
Other income	56,319

Total investment income	30,949,532

Expenses
Management fees	19,867,735
Distribution and service plan fees:
Class A	4,899,515
Class B	1,689,879
Class C	3,811,511
Class N	448,381
Transfer and shareholder servicing agent fees:
Class A	4,674,846
Class B	774,371
Class C	918,881
Class N	318,524
Class Y	256,431
Shareholder communications:
Class A	381,959
Class B	80,986
Class C	79,190
Class N	8,947
Class Y	4,297
Custodian fees and expenses	111,389
Trustees’ compensation	57,000
Other	176,150

Total expenses	38,559,992
Less waivers and reimbursements of expenses	(381,748)

Net expenses	38,178,244

Net Investment Loss	(7,228,712)
27 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain
Net realized gain on:
Investments:
Unaffiliated companies (net of foreign capital gains tax of $80,358)	$225,012,247
Affiliated companies	27,451,723
Foreign currency transactions	32,026,373

Net realized gain	284,490,343
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $7,995,309)	84,649,076
Translation of assets and liabilities denominated in foreign currencies	2,047,884

Net change in unrealized appreciation/depreciation	86,696,960

Net Increase in Net Assets Resulting from Operations	$363,958,591

See accompanying Notes to Financial Statements.
28 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment loss	$(7,228,712)	$(6,317,990)
Net realized gain (loss)	284,490,343	(960,925,900)
Net change in unrealized appreciation/depreciation	86,696,960	1,342,268,411

Net increase in net assets resulting from operations	363,958,591	375,024,521

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(48,499,106)	(10,320,389)
Class B	(3,485,227)	—
Class C	(7,874,195)	—
Class N	(1,967,912)	(187,654)
Class Y	(3,801,543)	(763,822)

	(65,627,983)	(11,271,865)
Distributions from net realized gain:
Class A	—	(220,141,017)
Class B	—	(25,819,224)
Class C	—	(47,989,722)
Class N	—	(10,431,865)
Class Y	—	(10,086,592)

	—	(314,468,420)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(108,044,963)	3,101,719
Class B	(43,260,315)	(22,394,740)
Class C	(21,567,120)	(9,955,192)
Class N	575,232	(5,083,052)
Class Y	18,748,688	(21,970,458)

	(153,548,478)	(56,301,723)

Net Assets
Total increase (decrease)	144,782,130	(7,017,487)
Beginning of period	2,653,790,935	2,660,808,422

End of period (including accumulated net investment income of $21,507,961 and $64,285,447, respectively)	$2,798,573,065	$2,653,790,935

See accompanying Notes to Financial Statements.
29 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.01	$24.94	$40.97	$39.84	$34.99

Income (loss) from investment operations:
Net investment income (loss)[1]	(.03)	(.03)	(.06)	.19	.24 [2]
Net realized and unrealized gain (loss)	3.62	3.47	(11.68)	6.16	6.62

Total from investment operations	3.59	3.44	(11.74)	6.35	6.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.15)	(.14)	(.12)	(.70)
Distributions from net realized gain	—	(3.22)	(4.15)	(5.10)	(1.31)

Total dividends and/or distributions to shareholders	(.64)	(3.37)	(4.29)	(5.22)	(2.01)

Net asset value, end of period	$27.96	$25.01	$24.94	$40.97	$39.84

Total Return, at Net Asset Value[3]	14.59%	23.39%	(31.18)%	17.35%	20.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,006,626	$1,898,289	$1,841,612	$3,223,161	$2,975,115

Average net assets (in thousands)	$1,990,603	$1,416,123	$2,528,206	$3,149,584	$2,634,453

Ratios to average net assets:[4]
Net investment income (loss)	(0.11)%	(0.16)%	(0.20)%	0.48%	0.62%[2]
Total expenses	1.22%[5]	1.35%[5]	1.18%[5]	1.13%[5]	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.33%	1.18%	1.13%	1.13%

Portfolio turnover rate	65%	99%	41%	39%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.23%
Year Ended September 30, 2009	1.35%
Year Ended September 30, 2008	1.18%
Year Ended September 30, 2007	1.13%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.11	$23.34	$38.77	$38.12	$33.53

Income (loss) from investment operations:
Net investment loss[1]	(.25)	(.17)	(.31)	(.09)	(.11)[2]
Net realized and unrealized gain (loss)	3.34	3.16	(10.97)	5.84	6.41

Total from investment operations	3.09	2.99	(11.28)	5.75	6.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	—	—	—	(.40)
Distributions from net realized gain	—	(3.22)	(4.15)	(5.10)	(1.31)

Total dividends and/or distributions to shareholders	(.47)	(3.22)	(4.15)	(5.10)	(1.71)

Net asset value, end of period	$25.73	$23.11	$23.34	$38.77	$38.12

Total Return, at Net Asset Value[3]	13.54%	22.46%	(31.74)%	16.45%	19.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,850	$182,023	$207,785	$484,496	$643,743

Average net assets (in thousands)	$169,468	$146,578	$327,166	$551,877	$742,195

Ratios to average net assets:[4]
Net investment loss	(1.01)%	(0.97)%	(1.03)%	(0.24)%	(0.30)%[2]
Total expenses	2.23%[5]	2.36%[5]	1.98%[5]	1.92%[5]	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.13%	1.98%	1.92%	1.94%

Portfolio turnover rate	65%	99%	41%	39%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	2.24%
Year Ended September 30, 2009	2.36%
Year Ended September 30, 2008	1.98%
Year Ended September 30, 2007	1.92%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.15	$23.37	$38.79	$38.13	$33.58

Income (loss) from investment operations:
Net investment loss[1]	(.21)	(.16)	(.28)	(.10)	(.06)[2]
Net realized and unrealized gain (loss)	3.34	3.16	(10.99)	5.86	6.38

Total from investment operations	3.13	3.00	(11.27)	5.76	6.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	—	—	—	(.46)
Distributions from net realized gain	—	(3.22)	(4.15)	(5.10)	(1.31)

Total dividends and/or distributions to shareholders	(.50)	(3.22)	(4.15)	(5.10)	(1.77)

Net asset value, end of period	$25.78	$23.15	$23.37	$38.79	$38.13

Total Return, at Net Asset Value[3]	13.71%	22.48%	(31.69)%	16.48%	19.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,526	$366,716	$373,401	$672,410	$645,096

Average net assets (in thousands)	$382,065	$281,756	$523,626	$664,952	$585,044

Ratios to average net assets:[4]
Net investment loss	(0.87)%	(0.92)%	(0.96)%	(0.26)%	(0.16)%[2]
Total expenses	1.98%[5]	2.11%[5]	1.93%[5]	1.89%[5]	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	2.09%	1.93%	1.89%	1.89%

Portfolio turnover rate	65%	99%	41%	39%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.99%
Year Ended September 30, 2009	2.11%
Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.89%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.37	$24.34	$40.08	$39.10	$34.40

Income (loss) from investment operations:
Net investment income (loss)[1]	(.12)	(.07)	(.18)	.03	.10 [2]
Net realized and unrealized gain (loss)	3.52	3.38	(11.41)	6.05	6.52

Total from investment operations	3.40	3.31	(11.59)	6.08	6.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.06)	—	— [3]	(.61)
Distributions from net realized gain	—	(3.22)	(4.15)	(5.10)	(1.31)

Total dividends and/or distributions to shareholders	(.58)	(3.28)	(4.15)	(5.10)	(1.92)

Net asset value, end of period	$27.19	$24.37	$24.34	$40.08	$39.10

Total Return, at Net Asset Value[4]	14.16%	23.11%	(31.45)%	16.93%	19.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,901	$83,684	$86,144	$137,761	$107,367

Average net assets (in thousands)	$90,116	$65,521	$112,218	$127,541	$95,756

Ratios to average net assets:[5]
Net investment income (loss)	(0.46)%	(0.41)%	(0.58)%	0.09%	0.27%[2]
Total expenses	1.59%[6]	1.81%[6]	1.61%[6]	1.50%[6]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.59%	1.57%	1.50%	1.48%

Portfolio turnover rate	65%	99%	41%	39%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.81%
Year Ended September 30, 2008	1.61%
Year Ended September 30, 2007	1.50%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.21	$25.17	$41.32	$40.14	$35.24

Income (loss) from investment operations:
Net investment income[1]	.07	.04	.07	.29	.42 [2]
Net realized and unrealized gain (loss)	3.64	3.46	(11.78)	6.25	6.62

Total from investment operations	3.71	3.50	(11.71)	6.54	7.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.72)	(.24)	(.29)	(.26)	(.83)
Distributions from net realized gain	—	(3.22)	(4.15)	(5.10)	(1.31)

Total dividends and/or distributions to shareholders	(.72)	(3.46)	(4.44)	(5.36)	(2.14)

Net asset value, end of period	$28.20	$25.21	$25.17	$41.32	$40.14

Total Return, at Net Asset Value[3]	14.98%	23.75%	(30.91)%	17.79%	20.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,670	$123,079	$151,866	$256,432	$134,669

Average net assets (in thousands)	$158,109	$82,817	$231,276	$194,199	$88,988

Ratios to average net assets:[4]
Net investment income	0.27%	0.19%	0.22%	0.76%	1.09%[2]
Total expenses	0.89%[5]	0.99%[5]	0.80%[5]	0.77%[5]	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.98%	0.80%	0.77%	0.78%

Portfolio turnover rate	65%	99%	41%	39%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.90%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.80%
Year Ended September 30, 2007	0.77%
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
35 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
36 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all
37 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$24,325,039	$—	$776,203,591	$292,173,140

1.	As of September 30, 2010, the Fund had $776,203,591 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$478,586,414
2018	297,617,177

Total	$776,203,591

2.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Reduction to	Accumulated
	Accumulated Net	Net Realized
Reduction to	Investment	Loss on
Paid-in Capital	Loss	Investments

$61,797	$30,079,209	$30,017,412
38 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Distributions paid from:
Ordinary income	$65,627,983	$27,444,049
Long-term capital gain	—	298,296,236

Total	$65,627,983	$325,740,285

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,488,913,470
Federal tax cost of other investments	2,095,593

Total federal tax cost	$2,491,009,063

Gross unrealized appreciation	$623,776,431
Gross unrealized depreciation	(331,603,291)

Net unrealized appreciation	$292,173,140

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,133
Payments Made to Retired Trustees	52,495
Accumulated Liability as of September 30, 2010	425,422
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar
39 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
40 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	13,401,362	$356,590,922	13,352,331	$248,072,041
Dividends and/or distributions reinvested	1,730,520	44,578,242	14,444,145	211,173,661
Redeemed	(19,263,979)	(509,214,127)	(25,747,050)	(456,143,983)[1]

Net increase (decrease)	(4,132,097)	$(108,044,963)	2,049,426	$3,101,719

Class B
Sold	922,771	$22,719,689	1,235,287	$21,161,838
Dividends and/or distributions reinvested	136,949	3,270,341	1,773,436	24,100,935
Redeemed	(2,842,192)	(69,250,345)	(4,032,540)	(67,657,513)[1]

Net decrease	(1,782,472)	$(43,260,315)	(1,023,817)	$(22,394,740)

Class C
Sold	2,195,568	$54,162,210	2,552,321	$42,820,272
Dividends and/or distributions reinvested	288,132	6,886,356	3,056,182	41,594,639
Redeemed	(3,372,468)	(82,615,686)	(5,744,769)	(94,370,103)[1]

Net decrease	(888,768)	$(21,567,120)	(136,266)	$(9,955,192)

Class N
Sold	1,300,178	$33,604,668	1,347,764	$23,832,581
Dividends and/or distributions reinvested	71,209	1,788,837	679,235	9,692,690
Redeemed	(1,352,656)	(34,818,273)	(2,131,770)	(38,608,323)[1]

Net increase (decrease)	18,731	$575,232	(104,771)	$(5,083,052)

Class Y
Sold	3,887,931	$105,361,010	2,029,417	$40,500,558
Dividends and/or distributions reinvested	141,978	3,678,656	735,793	10,816,158
Redeemed	(3,391,389)	(90,290,978)	(3,918,233)	(73,287,174)[1]

Net increase (decrease)	638,520	$18,748,688	(1,153,023)	$(21,970,458)

1.	Net of redemption fees of $12,027, $1,312, $2,432, $566 and $692 for Class A, Class B, Class C, Class N and Class Y, respectively.
41 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,662,624,897	$1,806,272,641
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6 billion	0.63
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $6,797,181 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
42 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$7,235,444
Class C	11,676,959
Class N	1,329,607
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$511,385	$5,665	$288,952	$21,964	$471
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $195,272 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$179,747
Class N	6,729
43 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to
44 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV.
45 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments*	Foreign currency transactions

Foreign exchange contracts	$32,315,479

*	Contracts used for currency conversion purposes are not included in this table.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     During the period the Fund had an average outstanding amount of $171,342,468 for forward foreign currency exchange contracts.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by
46 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
47 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Opportunities Fund, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Opportunities Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
48 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 36.07% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $30,090,324 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $309,018 or 0.47% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
49 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
50 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Frank Jennings, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global flexible portfolio funds. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its peer group median although its ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were lower than its peer group median and average. The Fund’s contractual management fees were lower than its peer group median and average. The Fund’s total expenses were equal to its peer group median and higher than its peer group average.
51 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
52 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
53 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm):
Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
54 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
55 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Jennings, Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Frank Jennings, PhD, Vice President and Portfolio Manager (since 1995) Age: 62	Senior Vice President of the Manager (since February 2006); Vice President of the Manager (September 1995-January 2006). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.
56 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.
57 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
58 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
59 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
60 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
61 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $24,100 in fiscal 2010 and $24,100 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during fiscal 2010 and $1,500 for fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,924 in fiscal 2010 and $10,905 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $364,824 in fiscal 2010 and $223,945 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
  (2) Exhibits attached hereto.
  (3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Opportunities Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 11/09/2010